Exhibit 33 a)
LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603
Global Securities and Trust Services
Management's Assertion on Compliance with Item 1122 Criteria
LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation
AB (17 C.F.R, 229.1122(d)) as indicated on Exhibit A annexed hereto entitled "1122
Servicing Criteria to be Addressed in Assessment of Compliance" (the "Servicing
Criteria").
The Asserting Party has assessed the effectiveness of its compliance with the applicable
Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through
December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting
Party used the criteria set forth by the Securities and Exchange Commission in paragraph
(d) of Item 1122 of Regulation AB.
Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on Exhibit B. For servicing criteria
1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.
Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the
Servicing Criteria as of December 31, 2006 and for the Reporting Period. The asset-
backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.
LaSalle Bank National Association

By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007
Exhibit A
1122 Servicing Criteria
to be addressed in an Assessment of Compliance
Reg AB
Reference
Servicing Criteria
Servicing Criteria
Applicable to
LaSalle Bank
National Association
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion,
"federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access. X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
(D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
X
agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of
Pool Assets serviced by the related Servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the related Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)
The related Servicer's records regarding the pool assets agree with the related
Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A)
such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
EXHIBIT B
2006 Transactions
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying Agent
Only
Transactions
ACE Series 2006-GP1 Bear Stearns Series 2006-PWR11 Basic Asset Backed 2006-1 Washington
Mutual Series
2006-AR2
Banc of America Comm. Mtge
Series 2006-2
Bear Stearns Series 2006-PWR12 Credit Suisse AB Series 2006-1 Washington
Mutual Series
2006-AR6
Banc of America Comm. Mtge
Series 2006-5
Bear Stearns Series 2006-PWR13 Credit Suisse AB Series 2006-2 Washington
Mutual Series
2006-AR7
Bear Stearns Series 2006-AQ1 Bear Stearns Series 2006-PWR14 Credit Suisse AB Series 2006-3 Washington
Mutual Series
2006-AR8
Bear Stearns Series 2006-EC1 Bear Stearns Series 2006-TOP22 Credit Suisse AB Series 2006-4 Washington
Mutual Series
2006-AR9
Bear Stearns Series 2006-EC2 Bear Stearns Series 2006-TOP24 Credit Suisse ARMT Series 2006-1 Washington
Mutual Series
2006-AR10
Bear Stearns Series 2006-HE1 GSAA Home Equity Trust 2006-14 Credit Suisse ARMT Series 2006-2 Washington
Mutual Series
2006-AR11
Bear Stearns Series 2006-HE2 GSAMP Series 2006-HE3 Credit Suisse ARMT Series 2006-3 Washington
Mutual Series
2006-AR12
Bear Stearns Series 2006-HE3 GSAMP Series 2006-HE4 Credit Suisse HEMT Series 2006-1 Washington
Mutual Series
2006-AR13
Bear Stearns Series 2006-HE4 GSAMP Series 2006-HE5 Credit Suisse HEMT Series 2006-2 Washington
Mutual Series
2006-AR14
Bear Stearns Series 2006-HE5 GSAMP Series 2006-HE6 Credit Suisse HEMT Series 2006-3 Washington
Mutual Series
2006-AR15
Bear Stearns Series 2006-HE6 GSAMP Series 2006-HE7 Credit Suisse HEMT Series 2006-4 Washington
Mutual Series
2006-AR16
Bear Stearns Series 2006-HE7 GSAMP Series 2006-HE8 Credit Suisse HEMT Series 2006-5 Washington
Mutual Series
2006-AR17
Bear Stearns Series 2006-HE8 JP Morgan Series 2006-LDP9 Credit Suisse HEMT Series 2006-6 Washington
Mutual Series
2006-AR18
Bear Stearns Series 2006-HE9 Morgan Stanley Series 2006-TOP21 Credit Suisse Series 2006-1 Washington
Mutual Series
2006-AR19
Bear Stearns Series 2006-HE10 Morgan Stanley Series 2006-TOP23 Credit Suisse Series 2006-2 Washington
Mutual Series
2006-HE1
Bear Stearns Series 2006-PC1 Morgan Stanley Capital I Series 2006-HQ10 Credit Suisse Series 2006-3 Washington
Mutual Series
2006-HE2
Bear Stearns ABS Series 2006-1 Morgan Stanley Mtg Loan Trust Series 2006-16ARX Credit Suisse Series 2006-4 Washington
Mutual Series
2006-HE3
Bear Stearns Mortgage Funding
Series 2006-SL1
Morgan Stanley Mtg Loan Trust Series 2006-1AR Credit Suisse Series 2006-5 Washington
Mutual Series
2006-HE4
Bear Stearns Mortgage Funding
Series 2006-SL2
Morgan Stanley Mtg Loan Trust Series 2006-3AR Credit Suisse Series 2006-6 Washington
Mutual Series
2006-HE5
Bear Stearns Mortgage Funding
Series 2006-SL3
Morgan Stanley Mtg Loan Trust Series 2006-5AR Credit Suisse Series 2006-7 Washington
Mutual
WMALT 2006-
AR1
Bear Stearns Mortgage Funding
Series 2006-SL4
Morgan Stanley Mtg Loan Trust Series 2006-6AR Credit Suisse Series 2006-8 Washington
Mutual
WMALT 2006-
AR2
Bear Stearns Mortgage Funding
Series 2006-SL5
Morgan Stanley Mtg Loan Trust Series 2006-8AR Credit Suisse Series 2006-9 Washington
Mutual
WMALT 2006-
AR3
Bear Stearns Mortgage Funding
Series 2006-SL6
Morgan Stanley Mtg Loan Trust Series 2006-9AR Credit Suisse HEAT Series 2006-1 Washington
Mutual
WMALT 2006-
AR4
C-BASS Series 2006-CB7 Morgan Stanley Mtg Loan Trust Series 2006-2 Credit Suisse HEAT Series 2006-3 Washington
Mutual
WMALT 2006-
AR5
C-BASS Series 2006-CB9 Morgan Stanley Mtg Loan Trust Series 2006-7 Credit Suisse HEAT Series 2006-4 Washington
Mutual
WMALT 2006-
AR6
Citigroup Commercial Mortgage
Trust Series 2006-C4
Morgan Stanley Mtg Loan Trust Series 2006-11 Credit Suisse HEAT Series 2006-5 Washington
Mutual
WMALT 2006-
AR7
Citigroup Commercial Mortgage
Trust Series 2006-C5
Morgan Stanley Mtg Loan Trust Series 2006-12XS Credit Suisse HEAT Series 2006-6 Washington
Mutual
WMALT 2006-
AR8
CD 2006-CD3 Mortgage Trust Morgan Stanley Mtg Loan Trust Series 2006-13ARX Credit Suisse HEAT Series 2006-7 Washington
Mutual
WMALT 2006-
AR9
COMM Series 2006-C8 Morgan Stanley Mtg Loan Trust Series 2006-15XS Credit Suisse HEAT Series 2006-8 Washington
Mutual
WMALT 2006-
AR10
CSFB Commercial Mtg. Trust
Series 2006-C4
Morgan Stanley Mtg Loan Trust Series 2006-17XS Lehman Mortgage Trust Series 2006-1 Washington
Mutual
WMALT 2006-
1
First Franklin MLT Series 2006-
FF18
Thornburg Mtg Securities Trust Series 2006-1 Lehman Mortgage Trust Series 2006-4 Washington
Mutual
WMALT 2006-
2
Greenwich Capital Series 2006-
GG7
Thornburg Mtg Securities Trust Series 2006-2 Lehman Mortgage Trust Series 2006-5 Washington
Mutual
WMALT 2006-
3
GE Capital Comm Mtg. Corp.
Series 2006-C1
Thornburg Mtg Securities Trust Series 2006-3 Lehman Mortgage Trust Series 2006-6 Washington
Mutual
WMALT 2006-
4
JP Morgan Series 2006-CIBC14 Thornburg Mtg Securities Trust Series 2006-4 Lehman Mortgage Trust Series 2006-7 Washington
Mutual
WMALT 2006-
5
JP Morgan Series 2006-CIBC15 Thornburg Mtg Securities Trust Series 2006-5 Lehman Mortgage Trust Series 2006-8 Washington
Mutual
WMALT 2006-
6
JP Morgan Series 2006-CIBC17 Thornburg Mtg Securities Trust Series 2006-6 Lehman Mortgage Trust Series 2006-9 Washington
Mutual
WMALT 2006-
7
JP Morgan Series 2006-LDP7 ZUNI Trust Series 2006-OA1 Lehman XS Trust Series 2006-1 Washington
Mutual
WMALT 2006-
8
JP Morgan Series 2006-LDP8 Lehman XS Trust Series 2006-3 Washington
Mutual
WMALT 2006-
9
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying Agent
Only
Transactions
Lehman XS Trust Series 2006-8 Lehman XS Trust Series 2006-5
Lehman XS Trust Series 2006-11 Lehman XS Trust Series 2006-7
Lehman XS Trust Series 2006-15 Lehman XS Trust Series 2006-9
Lehman XS Trust Series 2006-19 Lehman XS Trust Series 2006-10N
Lehman XS Trust Series 2006-20 Lehman XS Trust Series 2006-12
Lehman Mortgage Trust Series
2006-2
Lehman XS Trust Series 2006-13
LB-UBS Comm. Mtge. Trust
Series 2006-C1
Lehman XS Trust Series 2006-17
LB-UBS Comm. Mtge. Trust
Series 2006-C3
Morgan Stanley Series 2006-HE1
LB-UBS Co mm. Mtge. Trust
Series 2006-C4
Morgan Stanley Series 2006-HE2
LB-UBS Comm. Mtge. Trust
Series 2006-C6
Morgan Stanley Series 2006-HE3
LB-UBS Comm. Mtge. Trust
Series 2006-C7
Morgan Stanley Series 2006-HE4
Merrill Lynch Series 2006-MLN1 Morgan Stanley Series 2006-HE5
Merrill Lynch Series 2006-OPT1 Morgan Stanley Series 2006-HE6
Merrill Lynch Series 2006-WMC2 Morgan Stanley Series 2006-HE7
Merrill Lynch Series 2006-FF1 Morgan Stanley Series 2006-HE8
Merrill Lynch Countrywide Series
2006-1
Morgan Stanley HEL Series 2006-1
Merrill Lynch Countrywide Series
2006-2
NYMC Series 2006
Merrill Lynch Countrywide Series
2006-3
SAIL 2006-1
Merrill Lynch Countrywide Series
2006-4
SAIL 2006-2
Merrill Lynch Series 2006-AHL1 SAIL 2006-3
Merrill Lynch Series 2006-AR1 SAIL 2006-4
Merrill Lynch Series 2006-FM1 SARM 2006-1
Merrill Lynch Series 2006-HE2 SARM 2006-2
Merrill Lynch Series 2006-HE3 SARM 2006-3
Merrill Lynch Series 2006-HE4 SARM 2006-4
Merrill Lynch Series 2006-HE5 SARM 2006-5
Merrill Lynch Series 2006-HE6 SARM 2006-6
Merrill Lynch Series 2006-RM1 SARM 2006-7
Merrill Lynch Series 2006-RM2 SARM 2006-8
Merrill Lynch Series 2006-RM3 SARM 2006-9
Merrill Lynch Series 2006-RM4 SARM 2006-10
Merrill Lynch Series 2006-RM5 SARM 2006-11
Merrill Lynch Series 2006-SD1 SARM 2006-12
Merrill Lynch Series 2006-SL1 SASCO 2006-BC1
Merrill Lynch Series 2006-SL2 SASCO 2006-BC2
Merrill Lynch Series 2006-C1 SASCO 2006-BC3
Merrill Lynch Series 2006-C2 SASCO 2006-BC4
Morgan Stanley Capital I Series
2006-HQ8
SASCO 2006-BC5
Morgan Stanley Capital I Series
2006-HQ9
SASCO 2006-BC6
Morgan Stanley Capital I Series
2006-IQ11
SASCO 2006-S1
Morgan Stanley Capital I Series
2006-IQ12
SASCO 2006-S2
Morgan Stanley Mtg Loan Trust
Series 2006-4SL
SASCO 2006-S3
Morgan Stanley Mtg Loan Trust
Series 2006-10SL
SASCO 2006-S4
Morgan Stanley Mtg Loan Trust
Series 2006-14SL
Sequoia Alternative Loan Trust Series 2006-1
OWNIT Mortgage Loan Trust
Series 2006-3
OWNIT Mortgage Loan Trust
Series 2006-4
Non-Specific Transactions
Nominal Trustee Transactions
Custodian Only Transactions
Paying Agent
Only
Transactions
OWNIT Mortgage Loan Trust
Series 2006-5
OWNIT Mortgage Loan Trust
Series 2006-6
OWNIT Mortgage Loan Trust
Series 2006-7
SACO I Trust Series 2006-1
SACO I Trust Series 2006-2
SACO I Trust Series 2006-3
SACO I Trust Series 2006-4
SACO I Trust Series 2006-5
SACO I Trust Series 2006-6
SACO I Trust Series 2006-7
SACO I Trust Series 2006-8
SACO I Trust Series 2006-9
SACO I Trust Series 2006-10
SACO I Trust Series 2006-12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT Series
2006-C24

Exhibit 33 b)
Certification Regarding Compliance with Applicable Servicing Criteria
Ocwen Loan Servicing, LLC ("Ocwen") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-
backed securities transactions for which Ocwen acted as servicer involving residential mortgage loans other than transactions closing prior to the effective date of Regulation
AB (the "Platform") as set forth in Appendix B hereto;
Ocwen has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Ocwen elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;
Except as set forth in paragraph 4 below, Ocwen used the criteria set forth in paragraph (d) of
Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Ocwen based on the activities it performs, directly or through its
Vendors, with respect to the Platform;
Ocwen has complied, in all material respects, with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;
Ocwen has not identified and is not aware of any material instance of noncompliance by the
Vendors with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Platform taken as a whole;
Ocwen has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31,
2006 and for the Reporting Period with respect to the Platform taken as a whole; and
Crowe Chizek and Company, LLC, a registered public accounting firm, has issued an attestation report on Ocwen's assessment of compliance with the applicable servicing criteria for the
Reporting Period.
March 8, 2007
Ocwen Loan Servicing, LLC
By: /s/ Ronald M. Faris
Name: Ronald M. Faris
Title: President
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Ocwen
Performed
by
Vendor(s)
for which
Ocwen is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Ocwen is
NOT the
Responsible
Party
NOT
performed by
Ocwen or by
subservicer(s)
or vendor(s)
retained by
Ocwen
General Servicing Considerations
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Ocwen
Performed
by
Vendor(s)
for which
Ocwen is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Ocwen is
NOT the
Responsible
Party
NOT
performed by
Ocwen or by
subservicer(s)
or vendor(s)
retained by
Ocwen
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and
otherwise in accordance with the terms of the transaction
agreements.

X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1
X
1
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction agreements.
For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
2
X
2
1
Both Regulus Group LLC and Ocwen perform aspects of this servicing criteria. Regulus is responsible for depositing any checks received into the payment deposit account. Ocwen is responsible for other forms of payments, and the sweeping of funds deposited in the payment deposit account to the appropriate deal level custodial bank accounts.
2
Assurant, Inc. and Ocwen each issue checks and maintain unissued checks. Assurant issues checks for the insurance advances, while Ocwen issues all other checks.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Ocwen
Performed
by
Vendor(s)
for which
Ocwen is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Ocwen is
NOT the
Responsible
Party
NOT
performed by
Ocwen or by
subservicer(s)
or vendor(s)
retained by
Ocwen
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the
reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.

X
3
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
3
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
3
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.
X
1122(d)(4)(ii)
Pool asset and related documents are safeguarded as required by the transaction agreements
X
3
Ocwen has determined for purposes of assessing the servicing criteria listed in Items 1122(d)(3(i)-(iv) that, pursuant to the Securities and
Exchange Commission Telephone Interpretation 11.03, the term "investor" as used in those It ems does not pertain to the entity to which Ocwen provides the applicable information (i.e. Master Servicer, Trustee, etc.) and includes certificate and bond holders. Consequently, the information regarding such Items provided herein relates to Ocwen's provision of such information to the entity who ultimately disseminates such information to the investors.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Ocwen
Performed
by
Vendor(s)
for which
Ocwen is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Ocwen is
NOT the
Responsible
Party
NOT
performed by
Ocwen or by
subservicer(s)
or vendor(s)
retained by
Ocwen
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted to the
Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
4
X
4
1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the
Servicer's records with respect to an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and
concluded in accordance with the timeframes or other
requirements established by the transaction agreements.

X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in
accordance with applicable pool asset documents and state laws;
and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
4
Regulus transmits a daily data file that represents payments received for the current day to Ocwen. Ocwen then loads the data file received from Regulus in its servicing system, which then applies the funds in accordance with the terms of the related transaction agreements.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Ocwen
Performed
by
Vendor(s)
for which
Ocwen is
the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Ocwen is
NOT the
Responsible
Party
NOT
performed by
Ocwen or by
subservicer(s)
or vendor(s)
retained by
Ocwen
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the
Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
5
X
5
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X
6
X
6
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in the transaction
agreements.
X
7
X
7
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB, is
maintained as set forth in the transaction agreements.
X
5
Assurant, Inc. and First American Real Estate Solutions of Texas, L.P. ("First American") transmit daily data files for insurance and taxes, respectively, which represent payments received for the current day to Ocwen. Ocwen loads the data files into its servicing system, which records the disbursements in the system and then sends the applicable funds via mail or wire.
6
First American identifies late payments and includes them as part of the daily data transmissions. Ocwen identifies late payments in the data transmissions and credits to the borrower's applicable account on its servicing system. Ocwen also maintains control reports to identify any late payments not identified by First American.
7
First American transmits daily data files that represent disbursements required to be made by Ocwen. Ocwen loads the stat file into its servicing system and records the disbursements on the system.
APPENDIX B
Deal Name
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP2
ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1
ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL2
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP3
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP4
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP5
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASL1
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE2
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4
ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1
ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2
ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD3
ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL3
BanCap Asset Securitization Issuance Corporation, Mortgage Loan
Asset Backed Certificates, Series 2006-1
Bravo Mortgage Asset Backed Pass-Through Certificates, Series 2006-1
Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through
Certificates, Series 2006-HE3
CS Home Equity Mortgage Trust Series 2006-3
CS Home Equity Mortgage Trust Series 2006-4
CS Home Equity Mortgage Trust Series 2006-5
CSFB Home Equity Asset Trust 2006-2
CS Home Equity Mortgage Trust Series 2006-1
CS Home Equity Mortgage Trust Series 2006-2
Credit Suisse Seasoned Loan Trust 2006-1
GSAA Home Equity Trust 2006-S1
GSAMP Trust 2006-NC2
GSAMP Trust 2006-S2
GSAMP Trust 2006-S3
GSAMP Trust 2006-S4
GSAMP Trust 2006-S5
GSAMP Trust 2006-S6
GSAMP Trust 2006-SD2
GSAMP Trust 2006-SD3
GSAMP Trust 2006-SEA1
GSRPM Mortgage Loan Trust 2006-2
Deal Name
MASTR Asset Backed Securities Trust 2006-AM1
MASTR Asset Backed Securities Trust 2006-AM3
Nomura Asset Acceptance Corporation Series 2006-S1
Nomura Asset Acceptance Corporation Series 2006-S2
Nomura Asset Acceptance Corporation Series 2006-S3
Nomura Asset Acceptance Corporation Series 2006-S4
Nomura Asset Acceptance Corporation Series 2006-S5
Nomura Home Equity Loan, Inc., Series 2006-HE1
Nomura Home Equity Loan, Inc., Series 2006-HE2
Nomura Home Equity Loan, Inc., Series 2006-HE3
Renaissance Home Equity Loan Trust 2006-1
Renaissance Home Equity Loan Trust 2006-2
Renaissance Home Equity Loan Trust 2006-3
Renaissance Home Equity Loan Trust 2006-4
ResMAE Asset Backed Pass-Through Certificates, Series 2006-1
Structured Asset Investment Loan Trust Mortgage Pass-Through
Certificates, Series 2006-4
Structured Asset Securities Corporation Mortgage Pass-Through
Certificates, Series 2006-S2
Soundview Home Loan Trust 2006-EQ2
Soundview Home Loan Trust 2006-NLC1

Exhibit 33 c)
Management's Assertion of Compliance
Management of Select Portfolio Servicing, Inc., (the "Company") is responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB of the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:
Platform Publicly-issued (i.e., transaction-level reporting initially required under the Securities
Exchange Act of 1934, as amended) residential mortgage-backed securities (the "Platform").
Applicable Servicing Criteria: All servicing criteria set forth in 1122(d), to the extent required by the related transaction agreements, or required by the Item 1122(d) servicing criteria in regards to the activities performed by the Company, except for the following criteria: 1122(d)(1)(iii),
1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i), 1122(d)(4)(ii),
1122(d)(4)(iii) and 1122(d)(4)(xv), which management has determined are not applicable to the activities the Company performs with respect to the Platform (the "Applicable Servicing
Criteria").
Period: Twelve months ended, December 31, 2006 (the "Period").
Third parties classified as vendors: With respect to servicing criteria 1 122(d)(2)(vii), 1
122(d)(4)(ix), 1122 (d)(4)(x), 1122(d) (4)(xi), 1 122(d)(4)(xii) and 1 122(d)(4)(xiii), management has engaged various vendors to perform the activities required by these servicing criteria. The
Company's management has determined that these vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of
Publicly Available Telephone Interpretations ("Interpretation 17.06"). As permitted by
Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.
With respect to the Platform, the Company's management provides the following assessment of compliance with respect to the Applicable Servicing Criteria:
1 The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.
2 The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of arid for the Period. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of
Regulation AB.
3 Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.
KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to management's assertion of compliance with the Applicable Servicing Criteria as of and for the
Period.
/s/ Matthew L. Hollingsworth
Matthew L. Hollingsworth
Chief Executive Officer
February 27, 2007

Exhibit 33 d)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934
U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform(1)
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item
1122 of Regulation AB applicable to it and as described on Exhib it A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;

3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .

4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.
U.S. BANK NATIONAL ASSOCIATION
/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

1 The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.

EXHIBIT A to Management's Assertion

Reg AB
Servicing Criteria
Reference

General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
Not Applicable

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
Not Applicable

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Not Applicable

1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

Not Applicable

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

Not Applicable

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Not Applicable

1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
Exhibit 33 e)

[WELLS FARGO logo]

Wells Fargo Bank, N.A.
Document Custody
1015 10th Avenue SE
Minneapolis, MN 55414

Appendix I

ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

Corporate Trust Services division of Wells Fargo Bank, National Association (the "Company")
is responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of
Regulation AB promulgated by the Securities and Exchange Commission. The Company has
determined that the servicing criteria are applicable in regard to the servicing-platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities
Exchange Act of 1934, as amended) residential mortgage-backed securities and commercial mortgage-backed securities issued on or after January 1, 2006, for which the Company provides document custody services, excluding any publicly issued transactions issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria: The servicing criteria set forth in Item 1122(d)(4)(i) and
1122(d)(4)(ii), in regard to the activities performed by the Company with respect to the Platform
(the "Applicable Servicing Criteria"). The Company has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Platform.

Period: Twelve months ended December 31, 2006 (the "Period").

With respect to the Platform, the Company provides the following assessment of compliance with respect to the Applicable Servicing Criteria:

1. The Company is responsible for assessing the Company's compliance with the Applicable
Servicing Criteria as of and for the Period.

2. The Company has assessed compliance with the Applicable Servicing Criteria. In performing this assessment, the Company used the criteria set forth by the Securities and Exchange
Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the Company's assessment of compliance as of and for the Period.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/: Shari L. Gillund
Its: Senior Vice President
Dated:: March 1, 2007